UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 1, 2016

COFFEE HOLDING CO., INC.
(Exact name of registrant as specified in Charter)

Nevada	001-32491	11-2238111
(State of other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3475 Victory Boulevard Staten Island, New York 10314
(Address of principal executive offices)(Zip Code)

(718) 832-0800
(Issuer’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On June 1, 2016, Coffee Holding Co., Inc. (the “Company”) is presenting at the 2016 Marcum MicroCap Conference in New York City. The Company’s presentation will include certain unaudited, preliminary financial results for the quarter ended April 30, 2016. A copy of the investor presentation is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

The Company is using the investor presentation attached hereto as Exhibit 99.1 in connection with management presentations to describe its business.
The information in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.
Forward-Looking Statements
This presentation contains certain forward-looking statements, including those relating to the Company’s growth and business strategies; the Company’s acquisitions, joint ventures and alliances; the Company’s market; the Company’s services; the Company’s competition; market trends; projected sources and uses of funds from operations and other statements that are predictive in nature.  Additional written and oral forward-looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission ("SEC") or otherwise.
The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements. These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1      Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2016	COFFEE HOLDING CO., INC.

	By:	/s/ Andrew Gordon
Andrew Gordon President and Chief Executive Officer

Exhibit Index

99.1     Investor Presentation.